UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2025
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Kezar Life Sciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38542	47-3366145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Shoreline Court, Suite 300 South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 650 822-5600
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	KZR	The Nasdaq Stock Market LLC
Preferred Share Purchase Rights	N/A	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.
Item 2.02 Results of Operations and Financial Condition.
On October 16, 2025, Kezar Life Sciences, Inc. (the “Company”) issued a press release announcing a regulatory update on its zetomipzomib program in autoimmune hepatitis, its plans to explore strategic alternatives and the Amendment to the Rights Agreement (discussed below). The press release included the Company’s preliminary cash, cash equivalents and marketable securities position of $90.2 million as of September 30, 2025. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information provided in this Item 2.02 of this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 3.03 Material Modification to Rights of Security Holder.
On October 16, 2025, the Company entered into Amendment No. 2 (the “Amendment”) to the Rights Agreement, dated as of October 17, 2024, as amended on December 3, 2024, by and between the Company and Computershare Trust Company, N.A., as rights agent (as amended, the “Rights Agreement”). Capitalized terms used but not otherwise defined in this Item 3.03 shall have the meanings ascribed to such terms in the Rights Agreement.
The Amendment extends the Final Expiration Date of the Rights Agreement to the day following the certification of the voting results of the Company’s 2026 annual meeting of stockholders or, if at such meeting the Company’s stockholders approve or ratify the Rights Agreement, to the day following the certification of the voting results of the Company’s 2027 annual meeting of the stockholders, unless the Rights are earlier redeemed or exchanged by the Company. The Rights Agreement otherwise remains unmodified and in full force and effect in accordance with its terms.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference into this Item 3.03.
Item 8.01 Other Events.
The information set forth under “Item 2.02 Results of Operations and Financial Condition” of this Current Report on Form 8-K, except for the Company’s preliminary cash position as of September 30, 2025, is incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1
Amendment No. 2, dated as of October 16, 2025, to Rights Agreement, dated as of October 17, 2024, as amended on December 3, 2024, by and between Kezar Life Sciences, Inc. and Computershare Trust Company, N.A., as rights agent

99.1	Press Release, dated October 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEZAR LIFE SCIENCES, INC.

Date:	October 16, 2025	By:	/s/ Marc L. Belsky
Marc L. Belsky Chief Financial Officer and Secretary